YUM! Brands, Inc.
Recast Consolidated Summary of Results
(amounts in millions)
(unaudited)

	2016					2015
	Quarter Ended March 31	Quarter Ended June 30	Quarter Ended September 30	Quarter Ended December 31	Year Ended December 31	Year Ended December 31
Revenues
Company sales	$953	$1,006	$992	$1,238	$4,189	$4,336
Franchise and license fees and income	490	503	526	648	2,167	2,082
Total revenues	1,443	1,509	1,518	1,886	6,356	6,418
Costs and Expenses, Net
Company restaurant expenses
Food and paper	287	307	303	370	1,267	1,340
Payroll and employee benefits	257	263	260	326	1,106	1,125
Occupancy and other operating expenses	261	269	268	318	1,116	1,162
Company restaurant expenses	805	839	831	1,014	3,489	3,627
General and administrative expenses	243	254	270	362	1,129	1,058
Franchise and license expenses	51	54	40	56	201	240
Closures and impairment (income) expenses	2	7	1	5	15	16
Refranchising (gain) loss	—	(54)	(21)	(88)	(163)	23
Other (income) expense	(7)	(6)	(1)	17	3	20
Total costs and expenses, net	1,094	1,094	1,120	1,366	4,674	4,984

Operating Profit	349	415	398	520	1,682	1,434

Interest expense, net	42	51	98	114	305	141
Other pension (income) expense	(1)	—	(1)	34	32	40

Income from continuing operations before income taxes	308	364	301	372	1,345	1,253

Income tax provision	82	98	83	64	327	327
Income from continuing operations	226	266	218	308	1,018	926
Income from discontinued operations, net of tax	138	70	422	(5)	625	357
Net Income	$364	$336	$640	$303	$1,643	$1,283

Basic Earnings per Common Share from continuing operations	$0.55	$0.65	$0.56	$0.84	$2.58	$2.13
Basic Earnings per Common Share from discontinued operations	0.33	0.17	1.09	(0.01)	1.59	0.82
Basic earnings per Common Share	$0.88	$0.82	$1.65	$0.83	$4.17	$2.95
Average basic shares outstanding	415	408	388	366	394	435

Diluted Earnings per Common Share from continuing operations	$0.54	$0.64	$0.55	$0.83	$2.54	$2.09
Diluted Earnings per Common Share from discontinued operations	0.33	0.17	1.07	(0.01)	1.56	0.81
Diluted earnings per Common Share	$0.87	$0.81	$1.62	$0.82	$4.10	$2.90
Average diluted shares outstanding	421	415	395	372	400	443

YUM! Brands, Inc.
Recast Annual Segment Operating Results
(amounts in millions)
(unaudited)

Year Ended 12/31/16	KFC	Pizza Hut	Taco Bell	Corporate and Unallocated	Consolidated
Company sales	$2,156	$493	$1,540	$—	4,189
Franchise and license fees and income	1,069	615	485	(2)	2,167
Total revenues	3,225	1,108	2,025	(2)	6,356

Company restaurant expenses
Food and paper	733	137	397	—	1,267
Payroll and employee benefits	507	156	443	—	1,106
Occupancy and other operating expenses	599	159	358	—	1,116
Company restaurant expenses	1,839	452	1,198	—	3,489

General and administrative expenses	396	242	211	280	1,129
Franchise and license expenses	108	48	21	24	201
Closures and impairment (income) expenses	11	1	3	—	15
Refranchising (gain) loss	—	—	—	(163)	(163)
Other (income) expense	—	(2)	(3)	8	3
Total costs and expenses, net	2,354	741	1,430	149	4,674

Operating Profit (loss)	$871	$367	$595	$(151)	$1,682

Year Ended 12/31/15	KFC	Pizza Hut	Taco Bell	Corporate and Unallocated	Consolidated
Company sales	$2,191	$601	$1,544	$—	$4,336
Franchise and license fees and income	1,031	604	447	—	2,082
Total revenues	3,222	1,205	1,991	—	6,418

Company restaurant expenses
Food and paper	751	167	422	—	1,340
Payroll and employee benefits	511	187	427	—	1,125
Occupancy and other operating expenses	622	189	351	—	1,162
Company restaurant expenses	1,884	543	1,200	—	3,627

General and administrative expenses	395	262	221	180	1,058
Franchise and license expenses	101	45	23	71	240
Closures and impairment (income) expenses	9	4	3	—	16
Refranchising (gain) loss	—	—	—	23	23
Other (income) expense	(2)	—	(2)	24	20
Total costs and expenses, net	2,387	854	1,445	298	4,984

Operating Profit (loss)	$835	$351	$546	$(298)	$1,434

YUM! Brands, Inc.
Recast Quarterly Segment Operating Results
(amounts in millions)
(unaudited)

Quarter Ended 3/31/16	KFC	Pizza Hut	Taco Bell	Corporate and Unallocated	Consolidated
Company sales	$493	$135	$325	$—	$953
Franchise and license fees and income	243	146	101	—	490
Total revenues	736	281	426	—	1,443

Company restaurant expenses
Food and paper	167	37	83	—	287
Payroll and employee benefits	118	42	97	—	257
Occupancy and other operating expenses	142	42	77	—	261
Company restaurant expenses	427	121	257	—	805

General and administrative expenses	94	59	47	43	243
Franchise and license expenses	28	10	4	9	51
Closures and impairment (income) expenses	2	—	—	—	2
Refranchising (gain) loss	—	—	—	—	—
Other (income) expense	—	—	—	(7)	(7)
Total costs and expenses, net	551	190	308	45	1,094

Operating Profit (loss)	$185	$91	$118	$(45)	$349

Quarter Ended 6/30/16	KFC	Pizza Hut	Taco Bell	Corporate and Unallocated	Consolidated
Company sales	$528	$125	$353	$—	$1,006
Franchise and license fees and income	251	142	111	(1)	503
Total revenues	779	267	464	(1)	1,509

Company restaurant expenses
Food and paper	181	35	91	—	307
Payroll and employee benefits	124	39	100	—	263
Occupancy and other operating expenses	146	40	83	—	269
Company restaurant expenses	451	114	274	—	839

General and administrative expenses	93	56	46	59	254
Franchise and license expenses	28	14	5	7	54
Closures and impairment (income) expenses	4	2	1	—	7
Refranchising (gain) loss	—	—	—	(54)	(54)
Other (income) expense	—	—	(1)	(5)	(6)
Total costs and expenses, net	576	186	325	7	1,094

Operating Profit (loss)	$203	$81	$139	$(8)	$415

YUM! Brands, Inc.
Recast Quarterly Segment Operating Results
(amounts in millions)
(unaudited)

Quarter Ended 9/30/16	KFC	Pizza Hut	Taco Bell	Corporate and Unallocated	Consolidated
Company sales	$520	$106	$366	$—	$992
Franchise and license fees and income	267	145	115	(1)	526
Total revenues	787	251	481	(1)	1,518

Company restaurant expenses
Food and paper	178	29	96	—	303
Payroll and employee benefits	120	35	105	—	260
Occupancy and other operating expenses	144	38	86	—	268
Company restaurant expenses	442	102	287	—	831

General and administrative expenses	89	55	48	78	270
Franchise and license expenses	26	11	4	(1)	40
Closures and impairment (income) expenses	—	1	—	—	1
Refranchising (gain) loss	—	—	—	(21)	(21)
Other (income) expense	—	(2)	(1)	2	(1)
Total costs and expenses, net	557	167	338	58	1,120

Operating Profit (loss)	$230	$84	$143	$(59)	$398

Quarter Ended 12/31/16	KFC	Pizza Hut	Taco Bell	Corporate and Unallocated	Consolidated
Company sales	$615	$127	$496	$—	$1,238
Franchise and license fees and income	308	182	158	—	648
Total revenues	923	309	654	—	1,886

Company restaurant expenses
Food and paper	207	36	127	—	370
Payroll and employee benefits	145	40	141	—	326
Occupancy and other operating expenses	167	39	112	—	318
Company restaurant expenses	519	115	380	—	1,014

General and administrative expenses	120	72	70	100	362
Franchise and license expenses	26	13	8	9	56
Closures and impairment (income) expenses	5	(2)	2	—	5
Refranchising (gain) loss	—	—	—	(88)	(88)
Other (income) expense	—	—	(1)	18	17
Total costs and expenses, net	670	198	459	39	1,366

Operating Profit (loss)	$253	$111	$195	$(39)	$520

YUM! Brands, Inc.
Reconciliation of Non-GAAP Measurements to GAAP Results
(amounts in millions)
(unaudited)

Note: Consult our filings with the Securities and Exchange Commission for additional details related to our use of the Non-GAAP measures of Diluted EPS from Continuing Operations before Special Items and Core Operating Profit.

	2016					2015
	Quarter Ended March 31	Quarter Ended June 30	Quarter Ended September 30	Quarter Ended December 31	Year Ended December 31	Year Ended December 31
Detail of Special Items
Refranchising initiatives	$—	$54	$21	$88	$163	$(19)
YUM's Strategic Transformation Initiatives	—	(4)	(30)	(33)	(67)	—
Non-cash charges associated with share-based compensation	—	—	—	(30)	(30)	—
Costs associated with KFC U.S. Acceleration Agreement	(9)	(8)	—	(9)	(26)	(72)
Other Special Items Income (Expense)	—	(2)	(1)	(2)	(5)	—
Special Items Income (Expense) - Operating Profit	(9)	40	(10)	14	35	(91)
Settlement charges associated with pension deferred vested project and Other pension charges	—	—	—	(26)	(26)	—
Tax Benefit (Expense) on Special Items	2	(7)	5	24	24	(4)
Special Items Income (Expense), net of tax - Continuing Operations	$(7)	$33	$(5)	$12	$33	$(95)
Average diluted shares outstanding	421	415	395	372	400	443
Special Items diluted EPS	$(0.01)	$0.08	$(0.01)	$0.03	$0.08	$(0.22)

Reconciliation of GAAP Operating Profit to Core Operating Profit
Consolidated
GAAP Operating Profit	$349	$415	$398	$520	$1,682	$1,434
Special Items Income (Expense) - Operating Profit	(9)	40	(10)	14	35	(91)
Foreign Currency Impact on Reported Operating Profit	(15)	(13)	(9)	(10)	(47)	N/A
Core Operating Profit	$373	$388	$417	$516	$1,694	$1,525

KFC Division
GAAP Operating Profit	$185	203	230	253	871	835
Foreign Currency Impact on Reported Operating Profit	(13)	(12)	(8)	(8)	(41)	N/A
Core Operating Profit	$198	$215	$238	$261	$912	$835

Pizza Hut Division
GAAP Operating Profit	$91	$81	$84	$111	$367	$351
Foreign Currency Impact on Reported Operating Profit	(2)	(1)	(1)	(3)	(7)	N/A
Core Operating Profit	$93	$82	$85	$114	$374	$351

Taco Bell Division
GAAP Operating Profit	$118	$139	$143	$195	$595	$546
Foreign Currency Impact on Reported Operating Profit	—	—	—	1	1	N/A
Core Operating Profit	$118	$139	$143	$194	$594	$546

Reconciliation of Diluted EPS from Continuing Operations to Diluted EPS from Continuing Operations Before Special Items
Diluted EPS from Continuing Operations	$0.54	$0.64	$0.55	$0.83	$2.54	$2.09
Special Items EPS	(0.01)	0.08	(0.01)	0.03	0.08	(0.22)
Diluted EPS from Continuing Operations before Special Items	$0.55	$0.56	$0.56	$0.80	$2.46	$2.31

YUM! Brands, Inc.
Recast Annual Division System Sales Growth
(unaudited)

Year Ended 12/31/16	KFC	Pizza Hut	Taco Bell	Worldwide
System sales, reported	3%	0%	6%	3%
System sales, excluding FX	7%	2%	6%	5%
System sales, excluding FX and 53rd week	6%	1%	5%	4%
Same store sales growth (decline)	2%	-2%	2%	1%

Year Ended 12/31/15	KFC	Pizza Hut	Taco Bell	Worldwide
System sales, reported	-3%	-1%	8%	0%
System sales, excluding FX	5%	3%	8%	5%
Same store sales growth (decline)	1%	0%	5%	2%

YUM! Brands, Inc.
Recast Quarterly Division System Sales Growth
(unaudited)

Quarter Ended 3/31/16	KFC	Pizza Hut	Taco Bell	Worldwide
System sales, reported	1%	0%	4%	1%
System sales, excluding FX	6%	3%	4%	5%
Same store sales growth (decline)	3%	-1%	1%	2%

Quarter Ended 6/30/16	KFC	Pizza Hut	Taco Bell	Worldwide
System sales, reported	2%	0%	2%	1%
System sales, excluding FX	6%	2%	2%	4%
Same store sales growth (decline)	3%	-1%	-1%	1%

Quarter Ended 9/30/16	KFC	Pizza Hut	Taco Bell	Worldwide
System sales, reported	2%	0%	5%	2%
System sales, excluding FX	5%	1%	5%	4%
Same store sales growth (decline)	2%	-1%	3%	1%

Quarter Ended 12/31/16	KFC	Pizza Hut	Taco Bell	Worldwide
System sales, reported	6%	1%	12%	6%
System sales, excluding FX	9%	4%	12%	8%
System sales, excluding FX and 53rd week	6%	0%	6%	4%
Same store sales growth (decline)	2%	-3%	3%	1%

Quarter Ended 3/31/15	KFC	Pizza Hut	Taco Bell	Worldwide
System sales, reported	-3%	1%	9%	0%
System sales, excluding FX	2%	3%	9%	4%
Same store sales growth (decline)	-1%	-1%	6%	0%

Quarter Ended 6/30/15	KFC	Pizza Hut	Taco Bell	Worldwide
System sales, reported	-6%	-1%	9%	-2%
System sales, excluding FX	2%	3%	9%	3%
Same store sales growth (decline)	-2%	-1%	6%	0%

Quarter Ended 9/30/15	KFC	Pizza Hut	Taco Bell	Worldwide
System sales, reported	-1%	0%	7%	1%
System sales, excluding FX	9%	5%	7%	7%
Same store sales growth (decline)	5%	1%	4%	4%

Quarter Ended 12/31/15	KFC	Pizza Hut	Taco Bell	Worldwide
System sales, reported	-4%	-2%	7%	-1%
System sales, excluding FX	6%	2%	7%	5%
Same store sales growth (decline)	3%	0%	4%	2%

YUM! Brands, Inc.
Recast Division Unit Activity
(unaudited)

KFC	Franchise	Company-owned	Total
Year ended 12/31/2014	17,895	1,523	19,418

Net Unit Change
Q1 2015	85	7	92
Q2 2015	43	16	59
Q3 2015	92	13	105
Q4 2015	358	(46)	312

Year Ended 12/31/2015	18,473	1,513	19,986

Net Unit Change
Q1 2016	16	(14)	2
Q2 2016	132	5	137
Q3 2016	157	2	159
Q4 2016	458	(99)	359

Year ended 12/31/2016	19,236	1,407	20,643

Pizza Hut	Franchise	Company-owned	Total
Year ended 12/31/2014	14,787	823	15,610

Net Unit Change
Q1 2015	89	(36)	53
Q2 2015	40	10	50
Q3 2015	153	(48)	105
Q4 2015	265	1	266

Year Ended 12/31/2015	15,334	750	16,084

Net Unit Change
Q1 2016	5	(1)	4
Q2 2016	155	(65)	90
Q3 2016	84	(47)	37
Q4 2016	293	(88)	205

Year ended 12/31/2016	15,871	549	16,420

Taco Bell	Franchise	Company-owned	Total
Year ended 12/31/2014	5,277	933	6,210

Net Unit Change
Q1 2015	32	(2)	30
Q2 2015	24	2	26
Q3 2015	67	(10)	57
Q4 2015	113	(23)	90

Year Ended 12/31/2015	5,513	900	6,413

Net Unit Change
Q1 2016	20	3	23
Q2 2016	24	6	30
Q3 2016	57	(8)	49
Q4 2016	113	(16)	97

Year ended 12/31/2016	5,727	885	6,612